Virtus Alternative Solutions Trust

Supplement dated March 18, 2020 to the Statutory Prospectus, Summary Prospectus and
Statement of Additional Information, each dated February 28, 2020

Virtus Asset Trust

Supplement dated March 18, 2020 to the Statutory Prospectus, Summary Prospectus and
Statement of Additional Information, each dated April 30, 2019, as supplemented

Virtus Equity Trust

Supplement dated March 18, 2020 to the Statutory Prospectus, Summary Prospectus and
Statement of Additional Information, each dated January 28, 2020, as supplemented

Virtus Opportunities Trust

Supplement dated March 18, 2020 to the Statutory Prospectus, Summary Prospectus and
Statement of Additional Information, each dated January 28, 2020, as supplemented

Important Notice To Investors

The information in this Supplement updates information in, and should be read in conjunction with, the Summary and Statutory Prospectuses and Statement of Additional Information for each Fund.

Change in each fund’s “Market Volatility Risk”

The section of each fund’s Summary Prospectus and Statutory Prospectus entitled “Principal Risks” is revised to add the following to the end of the paragraph entitled “Market Volatility Risk.”

Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

The section of each Fund’s Prospectus entitled “More Information About Risks Related to Principal Investment Strategies” is revised to add the following to the end of the paragraph entitled “Market Volatility Risk.”

Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

The section of each fund’s SAI entitled “More Information About Fund Investment Strategies and Related Risks” is amended to add the following:

Market Volatility Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Investors should retain this supplement for future reference.